Exhibit 99.1

The MASTER II Trial Comparison of the MGuard Embolic Protection Stent with Standard Stents in Acute Myocardial Infarction Gregg W. Stone, MD Columbia University Medical Center NewYork - Presbyterian Hospital Cardiovascular Research Foundation

Background • In the randomized MASTER I trial, among 433 pts with STEMI undergoing primary PCI, treatment with the MGuard stent compared to standard BMS/DES resulted in improved rates of TIMI - 3 flow and ST - segment resolution, a trend toward lower mortality at 30 - days and 1 year, but greater rates of restenosis and TLR • The MASTER II trial was therefore designed as the US pivotal approval trial for the MGuard Prime embolic protection stent

The MGuard and MGuard Prime Embolic Protection Stent (EPS) *InspireMD, Tel Aviv, Israel; ** Polyethyleneterephthalate MGuard MGuard Prime Metallic frame 316L stainless steel L605 cobalt chromium Strut width 100 µm 80 µm Crossing profile 1.1 – 1.3 mm 1.0 – 1.2 mm Shaft dimensions 0.65 – 0.86 mm 0.65 – 0.86 mm Mesh sleeve PET** PET** - Fiber width 20 µm 20 µm - Net aperture size 150 - 180 µm 150 - 180 µm

M GUARD for A cute ST E levation R eperfusion The MASTER I Trial STEMI with symptom onset within 12 hours at 433 pts at 50 sites in 9 countries Substudies: Cardiac MRI : 60 pts (30 pts in each arm) at 3 - 5 days Angio FU: 5 0 pts in MGuard arm at 13 months Follow - up: 30 days, 6 months, 1 year Primary endpoint: ST - segment resolution at 60 - 90 minutes PCI with BMS or DES PCI with MGuard R Stratified by infarct vessel and thrombus aspiration Stone GW et al. J Am Coll Cardiol 2012;60:1975 – 84

MASTER I Results *191 (88%) MGuard, 26 MGuard Prime; **39.8% DES; † <50% final residual stenosis using only the randomized stent; ‡ < 50% final residual stenosis and TIMI - 3 flow MGuard stent (n=217)* Control stent (n=216)** P value Device success † 95.9% 99.1% 0.03 TIMI - 3 flow achieved 91.7% 82.9% 0.006 Angiographic success ‡ 91.7% 82.4% 0.004 Complete ST - segment resolution 57.8% 44.7% 0.008 Infarct size (%LV; n=59) 13.3 [7.9, 25.0] 16.6 [10.0, 22.6] 0.48 30 - day events - Death 0% 1.9% 0.06 - MACE (CD, MI, ID - TLR) 1.8% 2.3% 0.75 1 - year events 19 [15, 24] 20 [15, 24] 0.64 - Death 1.0% 3.3% 0.09 - TLR 8.6% 0.9% 0.0003 - MACE (CD, MI, ID - TLR) 9.1% 3.3% 0.02 - Stent thrombosis (def/prob) 2.3% 0.9% 0.26 Stone GW et al. JACC 2012;60:1975 – 84

M GUARD for A cute ST E levation R eperfusion II The MASTER II Trial STEMI with symptom onset within 12 hours - 1,114 pts at 70 sites in 11 countries - Follow - up: 30 days, 6 months, 1 year, 2 years, 3 years 1 ° efficacy endpoint : ST - segment resolution at 60 - 90 minutes (Sup) 1 ° safety endpoint: Death or reinfarction at 365 days (NI) 2 ° efficacy endpoint: Infarct size day 3 - 7 MRI (n=352 P/MLAD) (Sup) 2 ° safety endpoint: In - stent late loss 12 months (n=200 BMS strata, NI) PCI with BMS or DES PCI with MGuard Prime R Stratified by LAD vs. non - LAD infarct vessel and intended DES vs BMS

MASTER II Principal Inclusion Criteria • Symptoms consistent with STEMI between 30 mins and 12 hrs of symptom onset • ≥ 2 mm of ST - segment elevation in ≥ 2 contiguous leads • TIMI 2 or 3 flow restored either spontaneously, by aspiration or pre - dilatation • PCI of a single de novo lesion with RVD ≥2.75 to ≤4.0 mm and length ≤24 mm (capable of being covered by a single study stent)

MASTER II
Principal Exclusion Criteria

- LBBB, paced rhythm, etc.
- Prior PCI w/i 30d or planned non-TV PCI w/i 7d or planned TV-PCI w/i 12 months
- Cardiogenic shock or CPR
- ≥50% left main stenosis present
- Infarct lesion ostial or bifurcation with ≥2.0 mm sidebranch
- Target vessel or infarct lesion excessively tortuous, angulated or with moderate to heavy calcification
- Prior stent within target vessel

Cardiovascular Research Foundation
Columbia University Medical Center
NewYork-Presbyterian

MASTER II Study Organization Principal investigator: Gregg W. Stone Co - principal investigator: Jose PS Henriques Steering committee: Gregg W. Stone , Jose PS Henriques, Eli Bar, Donald Cutlip, Ori Ben - Yehuda Data monitoring: Medpace Medical Device, Minneapolis, MN, USA; MEDPASS , Paris, France and KCRI, Krakow , Poland Data management Cardiovascular Research Foundation (CRF), NY, NY; and analysis: Ori Ben - Yehuda (Director), M elissa Nichols Event adjudication : CRF; Sorin Brener (Director ), Alejandra Guerchicoff (Co - director) ECG core laboratory: CRF; Jose Dizon (Director) Angio core laboratory: CRF; Philippe Genereux (Director) MRI core laboratory: CRF; Steve Wolff (Director), Akiko Maehara, (Co - director ) DSMB: Bernard Gersh (Chair), David Faxon, Stuart Pocock Sponsor and funding: InspireMD, Tel Aviv, Israel

MASTER II Enrollment 1. Enrollment was voluntarily suspended on April 30 th , 2014 after 310 patients had been randomized at 46 international sites because of a higher than expected rate of stent dislodgement with the MGuard Prime 2. No patient in MASTER II experienced an endpoint event due to a stent dislodgement 3. The issue has been addressed with a manufacturing change; device re - approval has been granted in US for IDE and EU for commercial use 4. Sponsor elected to terminate enrollment because of slow recruitment in the BMS strata, especially in US

MASTER II Top 12 Enrolling Sites 1. Peep Laanmets , North Estonia Regional Hospital, Tallinn, Estonia 22 2. Andreas Baumbach, Bristol Heart Institute, Bristol, UK 21 3 . Marek Kondys , III Oddzial Kardiologii , Dabrowa Gornicza , Poland 20 4. Niels van Royen, VUMC Amsterdam, Amsterdam, Netherlands 16 5 . Martin Mates, Na Homolce Hospital, Prague, Czech Republic 15 6. Jan Peruga , Medical University, Lodz , Poland 14 7. Aleksander Zurakowski , American Heart of Poland, Chrzanow , Poland 13 8. Giovanni Amoroso, Onze Lieve Vrouwe Gasthuis, Amsterdam, NL 12 9. Jose P.S. Henriques, Academic Medical Center, Amsterdam, NL 11 10. Adam Witkowski , Institute of Cardiology, Warszaw , Poland 11 11. Christopher Malkin , Leeds General Infirmary, Leeds, UK 11 12 . Jan Pattanayak , Asheville Cardiology Associates, Asheville, NC, US 10 Between July 25 th , 2013 and April 29 th , 2014, 310 pts were randomized at 46 sites in 12 countries

MASTER II Baseline Characteristics MGuard Prime (n=155) Control stent (n=155) Age (years) 60 [52, 66] 62 [55, 70] Male 79.4% 73.5% Hypertension 40.6% 49.7% Hyperlipidemia 31.6% 28.4% Diabetes mellitus 13.5% 18.1% Cigarette smoking 52.3% 45.5% Prior MI 7.1% 6.5% Prior PCI 7.1% 5.2% Symptoms to device, mins 172 [130, 322] 170 [122, 253] Infarct artery = LAD 36.8% 37.4% Baseline TIMI flow = 0/1** 67.8% 71.6% Baseline RVD, mm** 3.03 [2.73, 3.31] 2.97 [2.68, 3.35] Baseline DS %** 100.0 [83.8, 100.0] 100.0 [85.1, 100.0] * *P=0.04; **core lab

MASTER II Procedural Medications MGuard Prime (n=155) Control stent (n=155) P value Anticoagulation, peri - procedural – Unfractionated heparin 70.1% 67.8% 0.65 – Glycoprotein IIb/IIIa inhibitor 45.5% 53.3% 0.17 – Bivalirudin 37.0% 31.6% 0.32 Anti - platelet agents, discharge – Aspirin 98.7% 96.7% 0.28 – ADP antagonists 98.7% 98.0% 0.68 – Clopidogrel 44.8% 45.4% 0.92 – Prasugrel 29.2% 31.6% 0.65 – Ticagrelor 33.1% 33.6% 0.94

MASTER II Procedures MGuard Prime (n=155) Control stent (n=155) P value Aspiration performed 60.6% 62.6% 0.73 Balloon pre - dilatation performed 49.7% 34.8% 0.008 Direct stenting 13.5% 18.1% 0.28 ≥1 stent implanted 99.4% 99.4% 1.00 ≥2 stents implanted 9.7% 14.2% 0.22 Stent type – MGuard Prime 96.8% 0% <0.0001 – Bare metal stent 3.9% 20.1% <0.0001 – Drug - eluting stent 3.2% 80.5% <0.0001 Total stent length, mm 18 [18, 23] 23 [18, 28] 0.08 Post stent dilatation performed 37.4% 33.8% 0.50 Maximal device size, mm 3.5 [3.0, 4.0] 3.5 [3.0, 3.5] 0.38 Maximal dilatation pressure, atm 16 [14, 18] 16 [14, 18] 0.12

MASTER II Device Success Device success: < 50% final residual stenosis using only the randomized stent Lesion success: < 50% final residual stenosis using any percutaneous method Angiographic success: < 50% final residual stenosis and final TIMI 3 flow 92.3 96.7 100 91.4 98.7 98.1 98.1 88.3 80 85 90 95 100 No device failure* Device success Lesion success Angiographic success MGuard Prime (n=155) Control (n=155) P=0.36 P=0.006 P=0.50 P=0.25 * *MGuard Prime arm: failure to cross lesion (4 [2.6%]); stent dislodgement (5 [3.2]%); failure to deploy or deployment at unintended site (5 [3.2 ]%). Control arm: failure to cross lesion (1 [0.6%]); other (1 [0.6%]) (%)

MASTER II Procedural Results MGuard Prime (n=152) Control stent (n=155) P value TIMI flow = 3 91.4% 89.0% 0.46 TIMI flow = 2 7.9% 9.1% 0.71 TIMI flow = 0/1 0.7% 1.9% 0.62 Corrected TIMI frame count 19.5 [14.0, 24.0] 18.0 [14.0, 24.0] 0.47 IPTE* 11.2% 11.6% 0.91 RVD, mm 3.07 [2.77, 3.37] 3.05 [2.72, 3.37] 0.54 MLD, in - stent, mm 2.80 [2.54, 3.10] 2.87 [2.52, 3.12] 0.96 MLD in - lesion, mm 2.57 [2.21, 2.83] 2.53 [2.14, 2.77] 0.26 DS%, in - stent 7.7 [2.7, 12.6] 7.0 [2.4, 13.0] 0.82 DS%, in - lesion 16.1 [10.1, 24.0] 16.9 [11.1, 24.8] 0.32 *IPTE = intraprocedural thrombotic events

MASTER II Primary Endpoint Complete ST - segment resolution MGuard Prime (n=144) Control (n=145) 59.3% 29.7% 11.0% 56.9% 32.6% 10.4% Difference [95%CI] = - 2.4% [ - 14.5,9.7] P=0.68

MASTER II 30 - day Clinical Events MGuard Prime (n=155) Control stent (n=155) P value MACE 4 (2.6%) 7 (4.5%) 0.36 – Cardiac mortality 1 (0.6%) 3 (1.9%) 0.62 – Reinfarction 2 (1.3%) 2 (1.3%) 1.00 – TLR, ischemia - driven 4 (2.6%) 4 (2.6%) 1.00 Death, all - cause 1 (0.6%) 3 (1.9%) 0.62 TVR, ischemia - driven 4 (2.6%) 4 (2.6%) 1.00 Stent thrombosis, def/prob 4 (2.6%) 5 (3.2%) 1.00 – Definite 4 (2.6%) 4 (2.6%) 1.00 – Probable 0 (0%) 1 (0.6%) 1.00 BARC bleeding, 2 - 5 1 (0.5%) 2 (1.3%) 1.00

MASTER II 3 - 5 Day MRI Substudy MGuard Prime (n=28) Control stent (n=29) P value Total LV myocardial mass, gms 129.5 [107.0, 154.5] 122.0 [112.0, 136.0] 0.57 Infarct mass, grams 31.4 [14.9, 50.5] 35.8 [16.4, 57.1] 0.45 Infarct mass (% total LV mass) 23.6 [14.2, 30.1] 29.3 [14.3, 43.0] 0.16 Total MVO, grams 0.3 [0.0, 1.8] 0.5 [0.0, 6.7] 0.39 MVO (% total LV mass) 0.2 [0.0, 1.1] 0.4 [0.0, 4.8] 0.29 Abnormal wall motion score 27 [24, 28] 26 [23, 27] 0.27 LVEF (%) 44.5 [33.8, 47.9] 43.9 [40.2, 50.1] 0.29 LV = left ventricular; EF = ejection fraction; MVO = microvascular obstruction

MASTER II Limitations • Single - blind • Most control pts received DES → substantial difference between MGuard Prime and control arm in restenosis anticipated → trial terminated • Early termination → underpowered for all endpoints

MASTER I + II Pooled Analysis MASTER I MASTER II Number of patients 433 310 - MRI substudy 59 57 Number of sites 50 46 Control arm: DES 39.8% 80.5% MGuard arm: % Prime 12.0% 100% Prasugrel/ticagrelor at d/c 30.1% 63.7% Bivalirudin 11.8% 34.3% GP IIb/IIIa inhibitor 83.1% 49.3% Symptoms to device, mins 220 [147, 333] 171 [125, 292] Infarct artery = LAD 40.2% 37.1% Baseline RVD, mm 3.11 [2.87, 3.40] 3.02 [2.71, 3.33] Baseline TIMI 0/1 70.2% 69.7% Aspiration 66.5% 61.6% - 743 randomized pts -

MASTER I + II Procedural Results MGuard (n=372) Control stent (n=371) P value Any device failure 5.6% 1.3% 0.03 Device success 96.2% 98.7% 0.04 Lesion success 100% 98.9% 0.62 Angiographic success 91.6% 84.9% 0.005 TIMI flow = 3 91.6% 85.4% 0.008 TIMI flow = 2 7.0% 10.5% 0.09 TIMI flow = 0/1 1.4% 4.1% 0.02 Corrected TIMI frame count 18.0 [13.0, 24.0] 18.0 [14.0, 22.0] 0.63 IPTE* 17.1% 19.7% 0.36 *IPTE = intraprocedural thrombotic events Device success: < 50% final residual stenosis using only the randomized stent Lesion success: < 50% final residual stenosis using any percutaneous method Angiographic success: < 50% final residual stenosis and final TIMI 3 flow

MASTER I + II Complete ST - segment resolution MGuard (n=348) Control (n=351) 50.7% 34.8% 14.5% 57.5% 28.4% 14.1% Difference [95%CI] = 6.8% [ - 0.9,14.4 ] P=0.07

MASTER I + II 30 - day Clinical Events MGuard (n=372) Control stent (n=371) P value MACE 8 (2.2%) 12 (3.2%) 0.36 – Cardiac mortality 1 (0.3%) 7 (1.9%) 0.04 – Reinfarction 5 (1.3%) 4 (1.1%) 1.00 – TLR, ischemia - driven 8 (2.2%) 5 (1.3%) 0.40 Death, all - cause 1 (0.3%) 7 (1.9%) 0.04 TVR, ischemia - driven 9 (2.4%) 5 (1.3%) 0.28 Stent thrombosis, def/prob 7 (1.9%) 7 (1.9%) 1.00 – Definite 7 (1.9%) 5 (1.3%) 0.56 – Probable 0 (0%) 2 (0.5%) 0.25 TIMI major/minor bleeding 7 (1.9%) 8 (2.2%) 0.79

MASTER I + II 30 - day Mortality

MASTER I + II 3 - 5 Day MRI Substudy MGuard (n=58) Control stent (n=58) P value Total LV myocardial mass, gms 135.5 [112.0, 158.0] 130.0 [117.0, 156.0] 0.57 Infarct mass, grams 21.9 [12.5, 40.0] 29.0 [16.0, 48.7] 0.22 Infarct mass (% total LV mass) 20.5 [8.9, 28.1] 21.5 [12.0, 30.1] 0.26 Total MVO, grams 0.3 [0.0, 1.7] 1.0 [0.0, 3.8] 0.08 MVO (% total LV mass) 0.3 [0.0, 1.2] 0.8 [0.00, 2.5] 0.14 Abnormal wall motion score 26 [21, 27] 25 [21, 27] 0.83 LVEF (%) 46.9 [39.2, 50.0] 45.2 [40.9, 52.6] 0.60 LV = left ventricular; EF = ejection fraction; MVO = microvascular obstruction

MASTER II Conclusions • The MASTER II trial was terminated prematurely due to the control arm shift in physician preference from BMS to DES, accelerating the plans to create a drug - eluting MGuard • The significant differences in complete ST - segment resolution and TIMI - 3 flow present in MASTER I with the MGuard were not apparent in MASTER II, most likely due to better outcomes in the control arm in MASTER II • Differences in sites, patient characteristics, technique and pharmacotherapy between MASTER I and II may have contributed to these differences, as well as play of chance given the modest sample size

MASTER I and MASTER II Conclusions • The pooled data from 743 randomized pts in the MASTER I and MASTER II trials suggest that compared to control stents, the MGuard may be associated with improved reperfusion success and reduced 30 - day mortality • An adequately powered randomized trial is warranted to determine whether the MGuard embolic protection stent improves outcomes in pts with STEMI undergoing primary PCI